UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2011

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events	3

SIGNATURES		4

Item 8.01               Other Events

Securities and Exchange Commission Rule 14a-8 relating to shareholder proposals provides that shareholders who wish to make a proposal under the Rule must submit such proposal no later than 120 days before the anniversary of the prior year’s proxy statement release to shareholders.  Our 2011 proxy statement was released to shareholders on May 4, 2011, but the date that it specified for the submission of shareholder proposals for possible inclusion in our 2012 proxy statement was incorrect.  That date should have read January 4, 2012.  Consequently, we have determined to extend the deadline and will not assert untimeliness in respect of proposals received by us on or before January 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2011	VIRGIN MEDIA INC.

	By:	/s/ Catherine Moroz
Catherine Moroz
Assistant Secretary